UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      July 27, 2005

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                       Southern Connecticut Bancorp, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


                                   Connecticut

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                 (State or Other Jurisdiction of Incorporation)

          000-49784                                    06-1609692
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   (Commission File Number)               (IRS Employer Identification No.)

                215 Church Street
              New Haven, Connecticut                    06510
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     (Address of Principal Executive Offices)         (Zip Code)

                                 (203) 782-1100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)


      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)


      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
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   ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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SIGNATURES
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EX-99.1 PRESS RELEASE DATED JULY 27, 2005
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2005, Southern Connecticut Bancorp, Inc. ("Bancorp") issued a press release announcing its earnings and results of operations for the quarter ended June 30, 2005. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.
          99.1  Press release dated July 27, 2005


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 27, 2005


SOUTHERN CONNECTICUT BANCORP,  INC.


/s/ Michael M. Ciaburri
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Michael M. Ciaburri
President and Chief Operating Officer



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